                                                                    Exhibit 4.13

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                          THIRD SUPPLEMENTAL INDENTURE
                           Dated as of March 18, 1998

                                      among

                             BEAZER HOMES USA, INC.,
                                   as Issuer,

             BEAZER HOMES CORP. (formerly PHILLIPS BUILDERS, INC.),
                          BEAZER/SQUIRES REALTY, INC.,
                        BEAZER HOMES SALES ARIZONA INC.,
            BEAZER REALTY CORP. (formerly BEAZER-COHN REALTY CORP.),
                           PANITZ HOMES REALTY, INC.,
                          BEAZER MORTGAGE CORPORATION,
                          BEAZER HOMES HOLDINGS CORP.,
                     BEAZER HOMES TEXAS HOLDINGS, INC., and
                            BEAZER HOMES TEXAS, L.P.
                               as Guarantors, and

                        FIRST TRUST NATIONAL ASSOCIATION
                                   as Trustee

                                       to

                                    INDENTURE
                            Dated as of March 2, 1994

                                   Relating to
                   $115,000,000 Aggregate Principal Amount of
                            9% Senior Notes due 2004

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

                      THIRD SUPPLEMENTAL INDENTURE

            THIS THIRD SUPPLEMENTAL INDENTURE, dated as of March 18, 1998 (this "Supplement"), by and among (i) Beazer Homes USA, Inc., a Delaware corporation (the "Company"), (ii) Beazer Mortgage Corporation, a Delaware corporation, Beazer Homes Corp. (f/k/a Phillips Builders, Inc.), a Tennessee corporation, Beazer Homes Sales Arizona Inc., a Delaware corporation, Beazer Realty Corp., a Georgia corporation, Beazer/Squires Realty, Inc., a North Carolina corporation, and Panitz Homes Realty, Inc., a Florida corporation (collectively, the "Existing Guarantors"), (iii) Beazer Homes Holdings Corp., a Delaware corporation, Beazer Homes Texas Holdings, Inc., a Delaware corporation, and Beazer Homes Texas, L.P., a Delaware limited partnership (collectively, the "Additional Guarantors") and (iv) First Trust National Association, as trustee (the "Trustee"). Capitalized terms used but not defined herein shall have the meanings respectively ascribed thereto in the Indenture, dated as of March 2, 1994, as amended by the First Supplemental Indenture, dated as of June 13, 1995, as further amended by the Second Supplemental Indenture, dated as of February 1, 1996, among the Company, as issuer, the guarantors of the Company's obligations thereunder, and the Trustee (the "Indenture"), pursuant to which $115,000,000 aggregate principal amount of the Company's 9% Senior Notes due 2004 were issued and with respect to which this Supplement relates.

                            RECITALS OF THE PARTIES:

            WHEREAS, the parties hereto desire to amend the Indenture to add the Additional Guarantors as Guarantors of the Company's obligations thereunder pursuant to Section 11.03 thereof; and

            WHEREAS, the parties hereto desire to amend the Indenture to acknowledge the release of the Liquidating Guarantors (as defined below) as Guarantors of the Company's obligations thereunder pursuant to Section 11.04 thereof.

                   NOW, THEREFORE, THIS SUPPLEMENT WITNESSETH:

            1. The parties hereto agree to add, effective as of the date hereof, the Additional Guarantors as Guarantors under the Indenture and the Additional Guarantors agree to be subject to the provisions of the Indenture as Guarantors. Each of the Additional Guarantors shall execute and deliver to the Trustee contemporaneously herewith, for the equal and proportionate benefit of the Holders of the Securities, its respective Guarantee set forth in Appendix A hereto.

            2. The parties hereto acknowledge that (a) each of Beazer Homes Arizona Inc., a Delaware corporation, Beazer Homes California Inc., a Delaware corporation, Beazer Homes Nevada Inc., a Nevada corporation, Beazer Homes, Inc., a Delaware corporation, Beazer Homes Georgia, Inc., a Georgia corporation, Squires Homes, Inc., a Delaware corporation, Beazer Homes Florida, Inc., a Delaware corporation, Beazer Homes Texas, Inc., a Texas corporation, BZH Inc. (f/k/a Beazer Homes Holdings, Inc.), a Delaware corporation, BDWI-Sunridge, Inc., a Delaware corporation, and Sunridge Country Classics, L.P., a California limited partnership (collectively, the "Liquidating Guarantors"), were liquidated, dissolved or merged into another guarantor of the Company's obligations under the Indenture, as applicable, (b) the Liquidating Guarantors' respective obligations under the

Indenture were assumed by (i) Beazer Homes Corp., with respect to Beazer Homes Georgia, Inc. and Squires Homes, Inc., (ii) Beazer Homes Holdings Corp., with respect to Beazer Homes Arizona, Inc., Beazer Homes California, Inc., Beazer Homes Nevada, Inc., Beazer Homes, Inc. and BZH, Inc. and (iii) Beazer Homes Texas, L.P., with respect to Beazer Homes Texas, Inc. and (c) in accordance with
Section 11.04 of the Indenture the Liquidating Guarantors have been automatically and unconditionally released and discharged from all of their respective obligations under the Indenture.

            3. Except as set forth in Section 2 hereof, nothing contained herein shall be deemed or construed to relieve any party to the Indenture of its obligations thereunder as in effect immediately prior to the effectiveness of this Supplement or to impair any of such obligations in any way and, except to the extent the Indenture is amended hereby, the Indenture shall remain in full force and effect and each of the parties hereto hereby confirms all the terms and provisions of the Indenture as amended hereby.

            4. This Supplement shall be governed by and construed in accordance with the laws that govern the Indenture and its construction.

            5. This Supplement may be executed in any number of counterparts, each of which shall be an original, but such counterparts shall together constitute but one and the same instrument.

            [The remainder of this page was intentionally left blank]

            IN WITNESS WHEREOF, each the parties hereto has caused this Supplement to be duly executed by its representative, thereunto duly authorized, as of the day and year first written above.


The Company:                  Beazer Homes USA, Inc.

                              By:    /s/ David S. Weiss
                              Name:  David S. Weiss
                              Title: Executive Vice President, Chief
                              Financial Officer


The Existing Guarantors:      Beazer Mortgage Corporation
                              Beazer Homes Corp.
                              Beazer Homes Sales Arizona Inc.
                              Beazer Realty Corp.
                              Beazer/Squires Realty, Inc.
                              Panitz Homes Realty, Inc.

                              By:    /s/ David S. Weiss
                              Name:  David S. Weiss
                              Title: Vice President


The Additional Guarantors:    Beazer Homes Holdings Corp.
                              Beazer Homes Texas Holdings, Inc.

                              By:    /s/ David S. Weiss
                              Name:  David S. Weiss
                              Title: Vice President


                              Beazer Homes Texas, L.P.

                              By:    Beazer Homes Texas Holdings, Inc.
                                     its general partner

                              By:    /s/ David S. Weiss
                              Name:  David S. Weiss
                              Title: Vice President


The Trustee:                  First Trust National Association, as trustee

                              By:    /s/ Michael T. Goodwin
                              Name:  Michael T. Goodwin
                              Title: Assistant Vice President

                                                                    Appendix A-1

                                    GUARANTEE

            For value received, the undersigned hereby, jointly and severally with the other Guarantors under the Indenture, unconditionally guarantees to the Holder of this Security the payments of principal of, premium, if any, and interest on this Security in the amounts and at the time when due and interest on the overdue principal, premium, if any, and interest, if any, of this Security, if lawful, and the payment or performance of all other obligations of the Company under the Indenture or the Securities, to the Holder of this Security and the Trustee, all in accordance with and subject to the terms and limitations of this Security, Article 11 of the Indenture and this Guarantee. This Guarantee will become effective in accordance with Article 11 of the Indenture and its terms shall be evidenced therein. The validity and enforceability of any Guarantee shall not be affected by the fact that it is not affixed to any particular Security.

            The obligations of the undersigned to the Holders of Securities and to the Trustee pursuant to this Guarantee and the Indenture are expressly set forth in Article 11 of the Indenture and reference is hereby made to the Indenture for the precise terms of this Guarantee and all of the other provisions of the Indenture to which this Guarantee relates.

            This Guarantee is subject to release upon the terms set forth in the Indenture.

Dated:   March 18, 1998          Beazer Homes Holdings Corp.


                                 By:
                                       -----------------------------
                                 Name:
                                       -----------------------------
                                 Title:
                                       -----------------------------

                                                                    Appendix A-2

                                    GUARANTEE

      For value received, the undersigned hereby, jointly and severally with the other Guarantors under the Indenture, unconditionally guarantees to the Holder of this Security the payments of principal of, premium, if any, and interest on this Security in the amounts and at the time when due and interest on the overdue principal, premium, if any, and interest, if any, of this Security, if lawful, and the payment or performance of all other obligations of the Company under the Indenture or the Securities, to the Holder of this Security and the Trustee, all in accordance with and subject to the terms and limitations of this Security, Article 11 of the Indenture and this Guarantee. This Guarantee will become effective in accordance with Article 11 of the Indenture and its terms shall be evidenced therein. The validity and enforceability of any Guarantee shall not be affected by the fact that it is not affixed to any particular Security.

      The obligations of the undersigned to the Holders of Securities and to the Trustee pursuant to this Guarantee and the Indenture are expressly set forth in
Article 11 of the Indenture and reference is hereby made to the Indenture for the precise terms of this Guarantee and all of the other provisions of the Indenture to which this Guarantee relates.

      This Guarantee is subject to release upon the terms set forth in the Indenture.


Dated: March 18, 1998            Beazer Homes Texas Holdings, Inc.


                                 By:
                                       -----------------------------
                                 Name:
                                       -----------------------------
                                 Title:
                                       -----------------------------

                                                                    Appendix A-3

                                    GUARANTEE

      For value received, the undersigned hereby, jointly and severally with the other Guarantors under the Indenture, unconditionally guarantees to the Holder of this Security the payments of principal of, premium, if any, and interest on this Security in the amounts and at the time when due and interest on the overdue principal, premium, if any, and interest, if any, of this Security, if lawful, and the payment or performance of all other obligations of the Company under the Indenture or the Securities, to the Holder of this Security and the Trustee, all in accordance with and subject to the terms and limitations of this Security, Article 11 of the Indenture and this Guarantee. This Guarantee will become effective in accordance with Article 11 of the Indenture and its terms shall be evidenced therein. The validity and enforceability of any Guarantee shall not be affected by the fact that it is not affixed to any particular Security.

      The obligations of the undersigned to the Holders of Securities and to the Trustee pursuant to this Guarantee and the Indenture are expressly set forth in
Article 11 of the Indenture and reference is hereby made to the Indenture for the precise terms of this Guarantee and all of the other provisions of the Indenture to which this Guarantee relates.

      This Guarantee is subject to release upon the terms set forth in the Indenture.

Dated: March 18, 1998            Beazer Homes Texas, L.P.

                                 By: Beazer Homes Texas Holdings, Inc., its general partner


                                 By:
                                       -----------------------------
                                 Name:
                                       -----------------------------
                                 Title:
                                       -----------------------------

                                    GUARANTEE

      For value received, the undersigned hereby, jointly and severally with the other Guarantors under the Indenture, unconditionally guarantees to the Holder of this Security the payments of principal of, premium, if any, and interest on this Security in the amounts and at the time when due and interest on the overdue principal, premium, if any, and interest, if any, of this Security, if lawful, and the payment or performance of all other obligations of the Company under the Indenture or the Securities, to the Holder of this Security and the Trustee, all in accordance with and subject to the terms and limitations of this Security, Article 11 of the Indenture and this Guarantee. This Guarantee will become effective in accordance with Article 11 of the Indenture and its terms shall be evidenced therein. The validity and enforceability of any Guarantee shall not be affected by the fact that it is not affixed to any particular Security.

      The obligations of the undersigned to the Holders of Securities and to the Trustee pursuant to this Guarantee and the Indenture are expressly set forth in
Article 11 of the Indenture and reference is hereby made to the Indenture for the precise terms of this Guarantee and all of the other provisions of the Indenture to which this Guarantee relates.

      This Guarantee is subject to release upon the terms set forth in the Indenture.


Dated: March 18, 1998         Beazer Homes Holdings Corp.


                              By:    /s/ David S. Weiss
                              Name:  David S. Weiss
                              Title: Vice President

                                    GUARANTEE

      For value received, the undersigned hereby, jointly and severally with the other Guarantors under the Indenture, unconditionally guarantees to the Holder of this Security the payments of principal of, premium, if any, and interest on this Security in the amounts and at the time when due and interest on the overdue principal, premium, if any, and interest, if any, of this Security, if lawful, and the payment or performance of all other obligations of the Company under the Indenture or the Securities, to the Holder of this Security and the Trustee, all in accordance with and subject to the terms and limitations of this Security, Article 11 of the Indenture and this Guarantee. This Guarantee will become effective in accordance with Article 11 of the Indenture and its terms shall be evidenced therein. The validity and enforceability of any Guarantee shall not be affected by the fact that it is not affixed to any particular Security.

      The obligations of the undersigned to the Holders of Securities and to the Trustee pursuant to this Guarantee and the Indenture are expressly set forth in
Article 11 of the Indenture and reference is hereby made to the Indenture for the precise terms of this Guarantee and all of the other provisions of the Indenture to which this Guarantee relates.

      This Guarantee is subject to release upon the terms set forth in the Indenture.


Dated: March 18, 1998   Beazer Homes Texas Holdings, Inc.

                              By:    /s/ David S. Weiss
                              Name:  David S. Weiss
                              Title: Vice President

                                    GUARANTEE

      For value received, the undersigned hereby, jointly and severally with the other Guarantors under the Indenture, unconditionally guarantees to the Holder of this Security the payments of principal of, premium, if any, and interest on this Security in the amounts and at the time when due and interest on the overdue principal, premium, if any, and interest, if any, of this Security, if lawful, and the payment or performance of all other obligations of the Company under the Indenture or the Securities, to the Holder of this Security and the Trustee, all in accordance with and subject to the terms and limitations of this Security, Article 11 of the Indenture and this Guarantee. This Guarantee will become effective in accordance with Article 11 of the Indenture and its terms shall be evidenced therein. The validity and enforceability of any Guarantee shall not be affected by the fact that it is not affixed to any particular Security.

      The obligations of the undersigned to the Holders of Securities and to the Trustee pursuant to this Guarantee and the Indenture are expressly set forth in
Article 11 of the Indenture and reference is hereby made to the Indenture for the precise terms of this Guarantee and all of the other provisions of the Indenture to which this Guarantee relates.

      This Guarantee is subject to release upon the terms set forth in the Indenture.


Dated: March 18, 1998         Beazer Homes Texas, L.P.

                              By: Beazer Homes Texas Holdings, Inc., its general partner

                              By:    /s/ David S. Weiss
                              Name:  David S. Weiss
                              Title: Vice President